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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): January 18, 1994

                          RIGGS NATIONAL CORPORATION
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              (Exact name of Registrant as specified in Charter)



          Delaware                    0-9756                 52-1217953
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(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)         identification Number)


            1503 Pennsylvania Avenue, N.W., Washington, D.C. 20005
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                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (202) 835-6000
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              Item 5. Other Events

          On January 13, 1993, Riggs National Corporation (the "Company") announced its results of operations for the three and twelve months ended December 31, 1993.



              Item 7. Financial Statements and Exhibits

              The following exhibit is filed as part of this Form 8-K:
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

Exhibit No.          Description
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
   99                Press release dated January 13, 1994

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       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



              January 18, 1994               /s/John L. Davis
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                                                JOHN L. DAVIS
                                           Chief Financial Officer
                                           (Principal Financial and
                                             Accounting Officer)
                                          Riggs National Corporation
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                               Index to Exhibits
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

Exhibit No.          Description
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
  99                 Press release, issued January 13, 1994, regarding the
                     results of operations for the three months and twelve months ended December 31, 1993.
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